                                                                    Exhibit 5(a)


[PRUDENTIAL FINANCIAL LOGO]                                     PRUCO LIFE ELITE
                                                    VARIABLE ANNUITY APPLICATION
     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,       Flexible Payment Variable
     a Prudential company                                       Deferred Annuity
================================================================================
     On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company of New Jersey, a Prudential company.
================================================================================

1 CONTRACT        Contract number (if any) [ | | | | | | | | ]
  OWNER           [ ] Individual  [ ] Corporation  [ ] UGMA/UTMA  [ ] Other
  INFORMATION     TRUST: [ ] Grantor  [ ] Revocable  [ ] Irrevocable     TRUST DATE [ | ] [ | ] [ | | | ]
                                                                                     month day   year
                  Name of owner (first, middle initial, last name)
                  [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | ]

                  Street                                                    Apt.
                  [ | | | | | | | | | | | | | | | | | | | | | | | | | | | ] [ | | | ]

                  City                            State ZIP code
                  [ | | | | | | | | | | | | | | ] [ | ] [ | | | | ]-[ | | | ]

                  Social Security Number/EIN  Date of birth (mo., day, year)  Telephone Number
                  [ | | | | | | | | ]         [ | ] [ | ] [ | | | ]           [ | | ] [ | | ]-[ | | | ]

                  A. [ ] Female  B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien). I am a citizen of
                     [ ] Male       [ ] Resident alien      [ | | | | | | | | | | | | | | | | | | | ]

                  If a corporation or trust is indicated above, please check the following as it applies.
                  [ ] Tax-exempt entity under IRS Code 501  [ ] Trust acting as agent for an individual under IRS Code 72(u)

================================================================================

2 ANNUITANT       This section must be completed only if the annuitant is not the owner or if the owner is a trust or a corporation.
  INFORMATION
  (if different   Name of annuitant (first, middle initial, last name)
  than the        [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | ]
  owner)
                  Street (Leave address blank if same as owner.)            Apt.
                  [ | | | | | | | | | | | | | | | | | | | | | | | | | | | ] [ | | | ]

                  City                            State ZIP code
                  [ | | | | | | | | | | | | | | ] [ | ] [ | | | | ]-[ | | | ]

                  Social Security Number      Date of birth (mo., day, year)  Telephone Number
                  [ | | | | | | | | ]         [ | ] [ | ] [ | | | ]           [ | | ] [ | | ]-[ | | | ]

                  A. [ ] Female  B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien). I am a citizen of
                     [ ] Male       [ ] Resident alien      [ | | | | | | | | | | | | | | | | | | | ]



================================================================================
Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014
[ORD 99710 New York]              Page 1 of 6             ORD99710NY Ed. 12/2002
                                                FLEXELITE Kit order no: ORD01090

[3] CO-ANNUITANT INFORMATION (if any) Do not complete if you are opening an IRA.

    Name of co-annuitant (first, middle initial, last name)

    -----------------------------------------------------------
    Social Security number       Date of birth (mo., day, year)

    ----------------------       ------------------------------
    Telephone number

    ---- ---- --------
    A. [] Female   B. [] U.S. citizen
       [] Male        [] Resident alien

    [] I am not a U.S. person (including resident alien). I am a citizen of

       --------------------------------------------------------------------
--------------------------------------------------------------------------------
[4] BENEFICIARY INFORMATION (Please add additional beneficiaries in section 16.)

    [Checked box] PRIMARY CLASS
    Name of beneficiary (first, middle initial, last name)
    If trust, include name of trust and trustee's name.

    ---------------------------------------------------
    TRUST: [] Revocable [] Irrevocable
    Trust date (mo., day, year)
                                --- --- ----
    Beneficiary's relationship to owner
                                        -----------------------------
    CHECK ONLY ONE: [] Primary class [] Secondary class
    Name of beneficiary (first, middle initial, last name)
    If trust, include name of trust and trustee's name.

    ---------------------------------------------------
    TRUST: [] Revocable [] Irrevocable
    Trust date (mo., day, year)
                                --- --- ----
    Beneficiary's relationship to owner
                                        -----------------------------
--------------------------------------------------------------------------------
[5] DEATH BENEFIT

    Check one of the following two Death Benefit options.
    See section 13 for additional information.
    [] Base Death Benefit.
    [] Guaranteed Minimum Death Benefit with an annual Step-Up option.
--------------------------------------------------------------------------------
[6] TYPE OF PLAN AND SOURCE OF FUNDS (minimum of $10,000)

    PLAN TYPE. Check only one: [] Non-qualified [] Traditional IRA
    ---------------------------------------------------------------------------
    SOURCE OF FUNDS. Check all that apply:
    [] Total amount of the check(s) included with this
       application. (Make checks payable to Prudential.)     $  ,   ,   .
                                                              -- --- --- --
    [] IRA Rollover   $  ,   ,   .
                       -- --- --- --
    If Traditional IRA new contribution(s)
    for the current and/or previous year, complete the following:
    $ ,   .        Year           $ ,   .      Year
     - --- --           ------     - --- --         ------
    [] 1035 Exchange (non-qualified only), estimated amount: $  ,   ,   .
                                                              -- --- --- --
    [] IRA Transfer (qualified), estimated amount:           $  ,   ,   .
                                                              -- --- --- --
    [] Direct Rollover (qualified), estimated amount:        $  ,   ,   .
                                                              -- --- --- --

--------------------------------------------------------------------------------
ORD 99710 New York                     Page 2 of 6                   Ed. 12/2002

--------------------------------------------------------------------------------
[7] PURCHASE        Please write in the percentage of your payment that you want
    PAYMENT         to allocate to the following options. The total must equal
    ALLOCATIONS(S)  100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED
                    BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

---------------------------------------------------------------------------------------------------------------
                                        OPTION                                                    OPTION
INTEREST RATE OPTIONS                   CODES    %   VARIABLE INVESTMENT OPTIONS (continued)      CODES     %
---------------------------------------------------------------------------------------------------------------
                                                     SP Conservative Asset
1 Year Fixed-Rate Option                1YRFXD       Allocation Portfolio                          CONSB
---------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 6 Month*    DCA6         SP Davis Value Portfolio                      VALUE
---------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 12 Month*   DCA12        SP Deutsche International Equity Portfolio    DEUEQ
---------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS                          SP Growth Asset Allocation Portfolio          GRWAL
---------------------------------------------------------------------------------------------------------------
Prudential Equity Portfolio             STOCK        SP INVESCO Small Company Growth Portfolio     VIFSG
---------------------------------------------------------------------------------------------------------------
Prudential Global Portfolio             GLEQ         SP Jennison International Growth Portfolio    JENIN
---------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio           GROWTH       SP Large Cap Value Portfolio                  LRCAP
---------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio       MMKT         SP MFS Capital Opportunities Portfolio        MFSCO
---------------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio        STIX         SP Mid Cap Growth Portfolio**                 MFSMC
---------------------------------------------------------------------------------------------------------------
Prudential Value Portfolio              HIDV         SP PIMCO High Yield Portfolio                 HIHLD
---------------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset
Allocation Portfolio                    AGGGW        SP PIMCO Total Return Portfolio               RETRN
---------------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio      AIMAG        SP Prudential U.S. Emerging Growth Portfolio  EMRGW
---------------------------------------------------------------------------------------------------------------
SP AIM Core Equity Portfolio            AIMCEP       SP Small/Mid Cap Value Portfolio              SMDVL
---------------------------------------------------------------------------------------------------------------
                                                     SP Strategic Partners Focus
SP Alliance Large Cap Growth Portfolio  LARCP        Growth Portfolio                              STRPR
---------------------------------------------------------------------------------------------------------------
                                                     Janus Aspen Series Growth Portfolio-
SP Alliance Technology Portfolio        ALLTC        Service Shares                                JANSR
---------------------------------------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio  BALAN        TOTAL                                                 100%
---------------------------------------------------------------------------------------------------------------

*THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $5,000. **Effective December 16, 2002, this fund is subadvised by Calamos Asset
  Management, Inc.
--------------------------------------------------------------------------------
[8] DOLLAR COST     If you elect to use more than one Dollar Cost Averaging
    AVERAGING       option, you must also complete a Request for Dollar Cost
    PROGRAM         Averaging Enrollment or Change form (ORD 78275).

                    [ ] DOLLAR COST AVERAGING: I authorize Prudential to
                        automatically transfer funds as indicated below. TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate option.)*

                        *If you selected the DCA6 or DCA12 option in section 7, only complete the TRANSFER TO information.
                        Option code: ______ $__,___,___.__ OR ___%

                        TRANSFER FREQUENCY: [ ] Annually   [ ] Semiannually
                                            [ ] Quarterly  [ ] Monthly

                        TRANSFER TO: (You cannot transfer to the Interest Rate
                                     Options.)

                        The total of the two columns must equal 100 percent.

                        OPTION CODE   PERCENT   OPTION CODE   PERCENT
                        ______        ___%      ______        ___%

                        ______        ___%      ______        ___%

                        ______        ___%      ______        ___%

                    I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus, and that upon termination of the DCA6 or DCA12 programs, I will no longer receive the interest rate associated with this program.
--------------------------------------------------------------------------------
[ORD 99710 New York]              Page 3 of 6                        Ed. 12/2002

====================================================================================================================================
9  AUTO-       [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically
   REBALANCING     adjusted as allocated in section 7 under my variable investment options.

                   Adjust my portfolio:  [ ] Annually  [ ] Semiannually  [ ] Quarterly  [ ] Monthly

                   Please specify the start date if different than the contract date: [ | ] [ | ] [ | | | ]
                                                                                      month day   year
====================================================================================================================================
10 AUTOMATED   [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic withdrawals from my annuity contract.
   WITHDRAWALS
                   Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                   NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY
                   DATE THE CONTRACT MUST ANNUITIZE.
====================================================================================================================================
11 AGGREGATION [ ] I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year.
   (non-
   qualified   Contract number [ | | | | | | | | ]
   annuities
   only)
====================================================================================================================================
12 REPLACEMENT Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
   QUESTIONS
   AND         [ ] Yes  [ ] No (If "Yes," provide the following information for each policy or contract and attach all applicable
   DISCLOSURE                  Prudential disclosure and state replacement forms.)
   STATEMENT
               Company name
               [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | ]

               Policy or contract number  Year of issue (mo., day, year)  Name of plan (if applicable)
               [ | | | | | | | | ]        [ | ] [ | ] [ | | | ]           [ | | | | | | | | | ]

               Do you (the representative) have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

               [ ] Yes  [ ] No (You must check "Yes" if the customer has responded "Yes" to the replacement question above. If
                               "Yes," please provide details in the Additional Remarks section.)

               THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE. (Check one):

               [ ] I do have existing life insurance policies or annuity contracts. (You must complete the Important Notice
                   Regarding Replacement form (COMB 89216 NY), whether or not this transaction is considered a replacement.)

               [ ] I do not have existing life insurance policies or annuity contracts.
====================================================================================================================================
13 FEATURES    Please note that you have various options available under this annuity contract. You have made a choice concerning
   AND COSTS   the death benefit available to your beneficiaries. This choice has both costs and benefits associated with it.
   OF A PRUCO
   LIFE ELITE  The following is a summary of the costs, which you should review before signing this application. If you have any
   VARIABLE    questions, please consult with your representative and review the contract or prospectus, which contain a more
   ANNUITY     complete explanation of these features.

                    GUARANTEED MINIMUM DEATH BENEFIT (GMDB). The Insurance Charge for the contract is 1.60 percent if you do not elect a GMDB. There is an additional charge of 0.20 percent for GMDB with an annual Step-Up.

                    CREDIT. I understand that after three contract years have elapsed (and again three years thereafter), I may opt for the 1 percent maximum credit described in the prospectus. If I make this election, I understand that I will become subject to a new, three-year withdrawal charge period.



====================================================================================================================================

[ORD 99710 New York]              Page 4 of 6                        Ed. 12/2002

-------------------------------------------------------------------------------
[14] SIGNATURE(S)

If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, and other features as described in the prospectus.

No representative can make or change a contract or waive any of the contract rights.

I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

[ ] If this contract has a joint owner, please check this box to authorize
    Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

[ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

[ ] Check here to request a Statement of Additional Information.

MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied the required minimum distributions from other IRA funds.

By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract.

OWNER'S TAX CERTIFICATION

Under penalty of perjury, I certify that the taxpayer identification number
(TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
-------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
-------------------------------------------------------------------------------

We must have each owner and annuitant signature even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

I hereby certify that all information contained in this application is complete and true to the best of my knowledge.

X
 -------------------------------------------------     -----   ---   ----
 Contract owner's signature and date                   month   day   year

X
 -------------------------------------------------     -----   ---   ----
 Annuitant's signature (if applicable) and date        month   day   year

X
 -------------------------------------------------     -----   ---   ----
 Co-annuitant's signature (if applicable) and date     month   day   year

 -------------------------------------------------
 Signed at (city, state)

-------------------------------------------------------------------------------
ORD 99710 New York                   Page 5 of 6                    Ed. 12/2002

================================================================================
[15] REPRESENTATIVE'S SIGNATURE(S)

     This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

     The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.


     ____________________________________________  _____________________________
     Representative's name (Please print)            Rep's contract/FA number

    X____________________________________________  _____________________________
     Representative's signature and date                month / day / year

     ____________________________________________  _____________________________
     Second representative's name (Please print)     Rep's contract/FA number

    X____________________________________________  _____________________________
     Second representative's signature and date         month / day / year

     ____________________________________________  _____________________________
     Branch/field office name and code             Representative's telephone
                                                            number

================================================================================
[16] ADDITIONAL
     REMARKS  __________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

================================================================================
STANDARD MAIL TO:        PRUDENTIAL ANNUITY SERVICE CENTER
                         PO BOX 7590
                         PHILADELPHIA, PA 19101

OVERNIGHT MAIL TO:       PRUDENTIAL ANNUITY SERVICE CENTER
                         2101 WELSH ROAD
                         DRESHER, PA 19025

If you have any questions, please call the Prudential Annuity Service Center at
(888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
________________________________________________________________________________
[ORD 99710 New York]                Page 6 of 6                      Ed. 12/2002